The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2018

Royce Low-Priced Stock Fund

Royce Small-Cap Value Fund

Effective as of the date hereof, Institutional Class shares of each of the Funds listed above are closed to all purchases and exchanges.

June 27, 2018

INST -0618